Income Taxes	12 Months Ended
Sep. 30, 2011
Income Taxes
Income Taxes

NOTE 7—INCOME TAXES

Domestic and foreign income before income taxes for the three-year period ended September 30, 2011, is as follows (in thousands):

	Fiscal 2011	Fiscal 2010	Fiscal 2009
Domestic loss	$(22,954)	$(24,550)	$(9,492)
Foreign income	347,801	344,529	305,923

	$324,847	$319,979	$296,431

The provision (benefit) for domestic and foreign taxes on income consists of the following (in thousands):

	Fiscal 2011	Fiscal 2010	Fiscal 2009
Current - domestic	$29	$(34)	$160
Deferred - domestic	(980)	6,813	(4,335)
Current - foreign	54,209	58,218	50,052
Deferred - foreign	(85)	(2,014)	(191)

	$53,173	$62,983	$45,686

Deferred Taxes

The components of the deferred income tax assets (liabilities) as of September 30, 2011 and 2010 are as follows (in thousands):

	September 30,
	2011	2010
Deferred tax assets -
Net operating loss carryforwards	$16,014	$10,089
Tax credit carryforwards	1,618	730
Stock option compensation expense	7,105	6,298
Book accruals	3,273	3,157

	28,010	20,274

Deferred tax liabilities -
Difference in book and tax basis of equipment	(12,222)	(13,935)

	(12,222)	(13,935)

Net deferred tax assets (liabilities) before valuation allowance	15,788	6,339
Valuation allowance	(25,568)	(17,184)

	$(9,780)	$(10,845)

Net current deferred tax assets	$—	$—
Net noncurrent deferred tax liabilities	(9,780)	(10,845)

	$(9,780)	$(10,845)

For fiscal year 2011, we recorded a valuation allowance of $8.4 million on net deferred tax assets primarily related to our United States net operating loss carry forward. The gross amount of federal net operating loss carry forwards as of September 30, 2011 is estimated to be $83.2 million, which will begin to expire in 2025. Management does not expect that our tax credit carry forward of $1.6 million will be utilized to offset future tax obligations before the credits begin to expire in 2012. Thus, a corresponding valuation allowance of $1.6 million is recorded as of September 30, 2011.

We have approximately $12.9 million of windfall tax benefits from previous stock option exercises that have not been recognized as of September, 30, 2011. Pursuant to ASC 718, this amount will not be recognized until the deduction would reduce our United States income taxes payable. At such time, the amount will be recorded as an increase to paid-in-capital. We apply the "with-and-without" approach when utilizing certain tax attributes whereby windfall tax benefits are used last to offset taxable income.

We do not record federal income taxes on the undistributed earnings of our foreign subsidiaries that we consider to be permanently reinvested in foreign operations. The cumulative amount of such undistributed earnings was approximately $1.3 billion at September 30, 2011. It is not practicable to estimate the amount of any deferred tax liability associated with the undistributed earnings.

We record estimated accrued interest and penalties related to uncertain tax positions in income tax expense. At September 30, 2011, we had approximately $16.8 million of reserves for uncertain tax positions, including estimated accrued interest and penalties of $4.9 million, which are included in Other Long Term Liabilities in the Consolidated Balance Sheet. All $16.8 million of the net uncertain tax liabilities would affect the effective tax rate if recognized. A summary of activity related to the net uncertain tax positions including penalties and interest for fiscal year 2011 is as follows:

Liability for Uncertain Tax Positions
Balance at October 1, 2010	$9,968
Increases based on tax positions related to prior fiscal years	5,959
Increases based on tax positions related to current fiscal year	877

Balance at September 30, 2011	$16,804

Our United States tax returns for fiscal year 2008 and subsequent years remain subject to examination by tax authorities. As we conduct business globally, we have various tax years remaining open to examination in our international tax jurisdictions, including tax returns in Australia for fiscal years 2006 through 2011, as well as returns in Equatorial Guinea for calendar years 2006 through 2010. Although we cannot predict the outcome of ongoing or future tax examinations, we do not anticipate that the ultimate resolution of these examinations will have a material impact on our consolidated financial position, results of operations or cash flows.

As a result of working in foreign jurisdictions, we earned a high level of operating income in certain nontaxable and deemed profit tax jurisdictions, which significantly reduced our effective tax rate for fiscal years 2011, 2010 and 2009 when compared to the United States statutory rate. There were no significant transactions that materially impacted our effective tax for fiscal years 2011, 2010 or 2009. The differences between the United States statutory and our effective income tax rate are as follows:

	Fiscal 2011	Fiscal 2010	Fiscal 2009
Statutory income tax rate	35%	35%	35%
Resolution of prior period tax items		1	(1)
Increase in tax rate resulting from -
Valuation allowance		2
Increases to the reserve for uncertain tax positions	2	1	1
Decrease in tax rate resulting from -
Foreign tax rate differentials, net of foreign tax credit utilization	(23)	(19)	(20)

Effective income tax rate	16%	20%	15%